Exhibit 23.10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of
PhyMatrix Corp. on Form S-8 (File No. 33-     ) of our report dated December
14, 1995, on our audits of the financial statements of Pinnacle Associates, Inc.

                                                    /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
May 10, 1996